HSBC FUNDS
HSBC RMB Fixed Income Fund

Supplement dated June 26, 2015
to the Prospectus and Statement of Additional Information, dated February 27, 2015, as supplemented from time to time (the “SAI”)

Liquidation of the HSBC RMB Fixed Income Fund

The Board of Trustees of HSBC Funds (the “Trust”) has approved a Plan of Liquidation with respect to the HSBC RMB Fixed Income Fund (the “Fund”), whereby the Fund will cease its investment operations and liquidate its assets. HSBC Global Asset Management (USA) Inc., the investment adviser of the Fund (the “Adviser”), expects that the Fund will be liquidated on or about July 21, 2015 (the “Liquidation Date”).

Effective immediately, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from others funds of the Trust. Investors may continue to redeem shares of the Fund.

Under the Plan of Liquidation, the Fund will wind up its business and affairs, and the Fund will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash, cash equivalents or other liquid assets. As soon as possible after the Liquidation Date, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

The fees and expenses for the Fund noted in the Fee Table on page 27 of the Prospectus are based on ordinary operations; however, as the Fund winds down its business and affairs, it is possible that its expense ratio may exceed the amounts reflected in the Fund’s Fee Table, although the Adviser does not expect for this to be the case.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. Shareholders may also exchange their Fund shares for shares of the same class of any other HSBC Fund subject to any restrictions set forth under “Shareholder Information – Exchanging Your Shares” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

Once the Fund has been liquidated, all references to the Fund are deleted from the Prospectus and SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE